                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-41658) of Activeworlds.com, Inc. of our report dated February 12, 2001 relating to the consolidated financial statements as of December 31, 2000 and for the two years ended, which appear in this Form 10-KSB.

/s/ PANNELL KERR FORSTER, P.C.
Boston, Massachusetts
March 30, 2001